                                  EXHIBIT 10.1
                                     PART I

                       THE GOODYEAR TIRE & RUBBER COMPANY
                           NON-QUALIFIED STOCK OPTION
                                 GRANT AGREEMENT



Tom Tire
000-00-0000
Key Employee
1 Eagle Drive
Akron, OH  12345

The Directors of The Goodyear Tire & Rubber Company (the "Company") desire to encourage and facilitate ownership of the Common Stock of the Company (the "Common Stock") by key employees and to provide for additional compensation based on appreciation of the Common Stock, thereby providing incentive to promote continued growth and success of the Company's business. Accordingly, the 1997 Performance Incentive Plan of The Goodyear Tire & Rubber Company (the "Plan") was adopted effective April 14, 1997. A copy of the Plan is attached.

You have been granted Non-Qualified Stock Options for the purchase of Common Stock as follows:

      Stock Option Plan                                     1997 Plan
      Non-Qualified Stock Option Grant                         980000
      Date of Grant                                              Date
      Option Price                                             $00.00
      Total Number of Shares Granted                             0000

Your option shares become exercisable as follows:

      ____ on (1 Year from Date of Grant)    25%    ____ on (3 Years from Date of Grant)     75%
      ____ on (2 Years from Date of Grant)   50%    ____ on (4 Years from Date of Grant)    100%



----------------------------------
The Goodyear Tire & Rubber Company
              Date




Receipt of this Grant Agreement and a copy of the Plan is acknowledged:




----------------------------------                   ---------------------
            Optionee                                          Date




                                    X-10.1-1

NQ Grant Agreement (Cont'd)                                   November 30, 1998

PART I - NON-QUALIFIED STOCK OPTIONS

1. These Non-Qualified Stock Options for the number of shares of Common Stock indicated on the preceding page (the "Non-Qualified Stock Options") are granted to you under and are governed by the terms and conditions of the Plan and this Grant Agreement. Your execution and return of the enclosed copy of page one of this Grant Agreement acknowledging receipt of the Non-Qualified Stock Options granted herewith constitutes your agreement to and acceptance of all terms and conditions of the Plan and this Grant Agreement. You also agree that you have read and understand this Grant Agreement.

2. You may exercise the Non-Qualified Stock Options granted pursuant to this Grant Agreement through (1) a cash payment in the amount of the full option exercise price of the shares being purchased (a "cash exercise"), (2) a payment in full shares of Common Stock having a Fair Market Value (as defined in the Plan) on the date of exercise equal to the full option exercise price of the shares being purchased (a "share swap exercise"), or (3) a combination of the cash exercise and share swap exercise methods. Any exercise of these Non-Qualified Stock Options shall be by written notice to the Company stating the number of shares of Common Stock to be purchased and the exercise method, accompanied with the payment, or proper proof of ownership if the share swap exercise method is used. You shall be required to meet the tax withholding obligations arising from any exercise of Non-Qualified Stock Options.

3. As further consideration for the Non-Qualified Stock Options granted to you hereunder, you must remain in the continuous employ of the Company or one or more of its subsidiaries from the Date of Grant to the date or dates the Non-Qualified Stock Options become exercisable as set forth on page one of this Grant Agreement before you will be entitled to exercise the Non-Qualified Stock Options granted. The Non-Qualified Stock Options you have been granted shall not in any event be exercisable after your termination of employment except for Retirement, death, or Disability.

PART II - NON-QUALIFIED STOCK INVESTMENT OPTIONS

4. A Non-Qualified Stock Investment Option will be automatically granted to you, immediately upon any satisfaction by you of the conditions specified below, on the following terms and conditions:

Date of Grant:             The date of your exercise, at any time prior to
                           January 1, 2006, of a Non-Qualified Stock Option granted herein by tendering shares of Common Stock in payment of all or a portion of the exercise price of such Non-Qualified Stock Option.

Number of Common Shares    The number of shares of Common Stock you tendered in
Subject to Option:         the exercise of such Non-Qualified Stock Option.

Option Price Per Share:    The Fair Market Value (as defined in the Plan) of the
                           Common Stock on the date you exercised such Non-Qualified Stock Option by tendering shares of Common Stock.

Exercise Period:           100% exercisable at any time during the period
                           beginning on the first anniversary of its date of grant and ending on November 30, 2008.

                                    X-10.1-2

NQ Grant Agreement (Cont'd)                                   November 30, 1998

5. The Non-Qualified Stock Investment Options are granted under and are governed by the terms and conditions of the Plan and this Grant Agreement. The number of shares of Common Stock subject to each grant is determined by the number of shares of Common Stock you tender to the Company in your exercise of a Non-Qualified Stock Option granted pursuant to this Agreement. The Option price per share of the Non-Qualified Stock Investment Option shall be the Fair Market Value (as defined in the Plan) of the Common Stock on the date you exercise a Non-Qualified Stock Option as aforesaid. In order to accept this Non-Qualified Stock Investment Option Grant, you must tender shares of Common Stock in the exercise of a Non-Qualified Stock Option prior to January 1, 2006.

6. You may exercise the Non-Qualified Stock Investment Options granted pursuant to this Grant Agreement through (1) a cash payment in the amount of the full option exercise price of the shares being purchased (a "cash exercise"), (2) a payment in full shares of Common Stock having a Fair Market Value (as defined in the Plan) on the date of exercise equal to the full option exercise price of the shares of Common Stock being purchased (a "share swap exercise"), or (3) a combination of the cash exercise and share swap exercise methods. Any exercise of these Non-Qualified Stock Investment Options shall be by written notice to the Company stating the number of shares of Common Stock to be purchased and the exercise method, accompanied with the payment, or proper proof of ownership if the share swap exercise method is used. You shall be required to meet the tax withholding obligations arising from any exercise of Non-Qualified Stock Investment Options.

7. As further consideration for each Non-Qualified Stock Investment Option granted to you hereunder, you must remain in the continuous employ of the Company or one or more of its subsidiaries for twelve months following the Date of Grant in respect thereof (as defined at paragraph 4 above) before you will be entitled to exercise such Non-Qualified Stock Investment Option. The Non-Qualified Stock Investment Options you have been granted shall not in any event be exercisable after your termination of employment except for Retirement (defined as termination of employment at any age after 30 or more years, or at age 55 or older with at least 10 years of continuous service with the Company and its subsidiaries), death, or Disability (defined as termination of employment while receiving benefits under a long-term disability income plan maintained by the Company or one of its subsidiaries).

III - GENERAL PROVISIONS

8. The Options terminate automatically and shall not be exercisable by you from and after the date on which you cease to be an employee of the Company or one of its subsidiaries for any reason other than your death, Retirement or Disability. In the event of your death, Retirement or Disability while an employee of the Company or one of its subsidiaries (and having been an employee continuously since the Date of Grant) during the exercise period on any date which is more than six (6) months after the Date of Grant of the Non-Qualified Stock Options specified on the first page of this Grant Agreement or more than six (6) months after the Date of Grant of Non-Qualified Stock Investment Options specified at paragraph 4 of this Grant Agreement, the Options shall become immediately exercisable and, except as provided below in the event of your death, shall be exercisable by you for the remainder of the term of the Option grant. In the event of your death, the Options may be exercised up to three years after date of death by the person or persons to whom your rights in the options passed by your will or according to the laws of descent and distribution. Nothing contained herein shall restrict the right of the Company or any of its subsidiaries to terminate your employment at any time, with or without cause.

                                    X-10.1-3

NQ Grant Agreement (Cont'd)                                   November 30, 1998

9. In the event of your death, Retirement or Disability during the ten-year exercise period on any date which is more than six (6) months after the Date of Grant of the Incentive Stock Options specified on the first page of this Grant Agreement, or more than six (6) months after the Date of Grant of Non-Qualified Stock Investment Options specified at paragraph 5 of this grant agreement, the Options shall become immediately exercisable and, except as provided below in the event of your death, shall be exercisable by you for the remainder of the term of the Option grant. In the event of your death during the exercise period, the Options may be exercised up to one year after date of death by the person or persons to whom your rights in the options passed by your will or according to the laws of descent and distribution. The Options terminate automatically and shall not be exercisable by you from and after the date on which you cease to be an employee of the Company or one of its subsidiaries for any reason other than your death, Retirement or Disability. Nothing contained herein shall restrict the right of the Company or any of its subsidiaries to terminate your employment at any time, with or without cause.

10. The Options shall not in any event be exercisable after the expiration of ten years from the Date of Grant specified on the first page of this Grant Agreement and, to the extent not exercised, shall automatically terminate at the end of such ten-year period.

11. Certificates for the shares of Common Stock purchased will be deliverable to you or your agent, duly accredited to the satisfaction of the Company, at the principal office of the Company in Akron, Ohio, or at such other place acceptable to the Company as may be designated by you.

12. In the event you Retire or otherwise terminate your employment with the Company or a subsidiary and within 18 months after such termination date you accept employment with a competitor of, or otherwise engage in competition with, the Company, the Committee, in its sole discretion, may require you to return, or (if not received) to forfeit, to the Company the economic value of the Options granted hereunder which you have realized or obtained by your exercise at any time on or after the date which is six months prior to the date of your termination of employment with the Company. Additionally, if you have retired from the Company, all Options granted to you hereunder which you have not exercised prior to your competitive engagement shall be automatically cancelled.

13. Each Option granted is not transferable by you otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you.

14. All rights conferred upon you under the provisions of this Grant Agreement are personal and, except under the provisions of paragraph 13 of this Grant Agreement, no assignee, transferee or other successor in interest shall acquire any rights or interests whatsoever under this Grant Agreement, which is made exclusively for the benefit of you and the Company.

                                    X-10.1-4

                                  EXHIBIT 10.1
                                    PART II

                       THE GOODYEAR TIRE & RUBBER COMPANY
           NON-QUALIFIED STOCK OPTION/TANDEM STOCK APPRECIATION RIGHTS
                                 GRANT AGREEMENT

TOM TIRE
000-00-0000
Key Employee
1 Eagle Drive
Akron, OH  12345

The Directors of The Goodyear Tire & Rubber Company (the "Company") desire to encourage and facilitate ownership of the Common Stock of the Company (the "Common Stock") by key employees and to provide for additional compensation based on appreciation of the Common Stock, thereby providing incentive to promote continued growth and success of the Company's business. Accordingly, the 1997 Performance Incentive Plan of The Goodyear Tire & Rubber Company (the "Plan") was adopted effective April 14, 1997. A copy of the Plan is attached.

You have been granted Non-Qualified Stock Options for the purchase of Goodyear Common Stock and tandem Stock Appreciation Rights as follows:

                  Stock Option Plan                             1997 Plan
                  Non-Qualified Stock Option/SAR                    98000
                  Date of Grant                                      Date
                  Option Price                                     $00.00
                  Number of Shares Granted                            -0-

Your option shares become exercisable as follows:

                  ____ on Date           25%        ____ on Date         75%
                  ____ on Date           50%        ____ on Date        100%







----------------------------------
The Goodyear Tire & Rubber Company
             Date




Receipt of this Grant Agreement and a copy of the Plan is acknowledged:


----------------------------------                     ---------------
             Optionee                                        Date



                                    X-10.1-5

NQ/SAR Grant Agreement (Cont'd)                              November 30, 1998

1. These Non-Qualified Stock Options for the number of shares of Common Stock indicated on the preceding page (the "Options") and the Stock Appreciation Rights granted in tandem with the Options (the "SARs") are granted to you under and are governed by the terms and conditions of the Plan and this Grant Agreement. Your execution and return of the enclosed copy of page 1 of this Grant Agreement acknowledging receipt of the Options and SARs granted herewith constitutes your agreement to and acceptance of all terms and conditions of the Plan and this Grant Agreement, including a recognition of the Company's right to specify whether or not you may exercise either the Options or the SARs at the time you notify the Company of your intent to exercise. You also agree that you have read and understand this Grant Agreement.

2. If the Company approves the exercise of an Option, you may exercise the Non-Qualified Stock Options granted pursuant to this Grant Agreement through (1) a cash payment in the amount of the full option exercise price of the shares being purchased (a "cash exercise"), (2) a payment in full shares of Common Stock having a Fair Market Value (as defined in the Plan) on the date of exercise equal to the full option exercise price of the shares being purchased (a "share swap exercise"), or (3) a combination of the cash exercise and share swap exercise methods. Any exercise of these Non-Qualified Stock Options shall be by written notice to the Company stating the number of shares of the Common Stock to be purchased and the exercise method, accompanied with the payment, or proper proof of ownership if the share swap exercise method is used. You shall be required to meet the tax withholding obligations arising from any exercise of Non-Qualified Stock Options.

3. If the Company approves the exercise of the SARs, written notice must be given to the Company stating the number of shares in the Options in respect of which the SARs are being exercised. In due course, you will receive payment in cash in an amount equal to the difference between the Fair Market Value (as defined in the Plan) of one share of the Common Stock on the date of exercise of the SARs and the Option Exercise Price per Share specified in respect of the Options times the number of shares in respect of which the SARs shall have been exercised. Such payment shall be subject to reduction for withholding taxes.

4. As further consideration for the Non-Qualified Stock Options and SARs granted to you hereunder, you must remain in the continuous employ of the Company or one or more of its subsidiaries from the Date of Grant to the date or dates the Non-Qualified Stock Options and SARs become exercisable as set forth on page one of this Grant Agreement before you will be entitled to exercise the Non-Qualified Stock Options and SARs granted. The Non-Qualified Stock Options and SARs you have been granted shall not in any event be exercisable after your termination of employment except for Retirement (as defined in the Company's Retirement Plan for Salaried Employees), death, or Disability (as defined in the Company's Retirement Plan for Salaried Employees).

                                    X-10.1-6

NQ/SAR Grant Agreement (Cont'd)                               November 30, 1998

5. The Options and SARs terminate automatically and shall not be exercisable by you from and after the date on which you cease to be an employee of the Company or one of its subsidiaries for any reason other than your death, Retirement or Disability. In the event of your death, Retirement or Disability while an employee of the Company or one of its subsidiaries (and having been an employee continuously since the Date of Grant) during the exercise period on any date which is more than six (6) months after the Date of Grant specified on the first page of this Grant Agreement, the Options and SARs shall become immediately exercisable and, except as provided below in the event of your death, shall be exercisable by you for the remainder of the term of the Option/SAR grant. In the event of your death, the Options and SARs may be exercised up to three years after date of death by the person or persons to whom your rights in the options passed by your will or according to the laws of descent and distribution. Nothing contained herein shall restrict the right of the Company or any of its subsidiaries to terminate your employment at any time, with or without cause.

6. The Options and SARs you have been granted shall not in any event be exercisable after the expiration of ten years from the Date of Grant specified on the first page of this Grant Agreement and, to the extent not exercised, shall automatically terminate at the end of such ten-year period.

7. Certificates for shares of the Common Stock purchased will be deliverable to you or your agent, duly accredited to the satisfaction of the Company, at the principal office of the Company in Akron, Ohio, or at such other place acceptable to the Company as may be designated by you.

8. In the event you Retire or otherwise terminate your employment with the Company or a subsidiary and within 18 months after such termination date you accept employment with a competitor of, or otherwise engage in competition with, the Company, the Committee, in its sole discretion, may require you to return, or (if not received) to forfeit, to the Company the economic value of the Options or SARs which you have realized or obtained by your exercise of the Options or SARs granted hereunder at any time on or after the date which is six months prior to the date of your termination of employment with the Company. Additionally, if you have retired from the Company, all Options or SARs which are granted to you hereunder and which you have not exercised prior to your competitive engagement shall be automatically cancelled.

9. Each Option and SAR is not transferable by you otherwise than by will or the laws of descent and distribution, and is exercisable during your lifetime only by you.

10. All rights conferred upon you under the provisions of this Grant Agreement are personal and, except under the provisions of paragraph 9 of this Grant Agreement, no assignee, transferee or other successor in interest shall acquire any rights or interests whatsoever under this Grant Agreement, which is made exclusively for the benefit of you and the Company.

                                    X-10.1-7

NQ/SAR Grant Agreement (Cont'd)                             November 30, 1998

11. Any notice to you under this Grant Agreement shall be sufficient if in writing and if delivered to you or mailed to you at the address on record in the Executive Compensation Department. Any notice to the Company under this agreement shall be sufficient if in writing and if delivered to the Executive Compensation Department of the Company in Akron, Ohio, or mailed by registered mail directed to the Company for the attention of the Executive Compensation Department at 1144 East Market Street, Akron, Ohio 44316-0001. Either you or the Company may, by written notice, change the address. This Grant Agreement shall be construed and shall take effect in accordance with the laws of the State of Ohio.

12. Each Option and/or SAR may be exercised only at the times and to the extent, and is subject to all of the terms and conditions, set forth in this Grant Agreement, and in the Plan, including any rule or regulation adopted by the Committee.

13. Your purchase of shares of Common Stock pursuant to the Options shall automatically reduce by a like number the shares subject to the SARs and, conversely, your exercise of any SARs shall automatically reduce by a like number the shares of the Common Stock available for purchase by you under the Options.

14. In agreeing to accept this grant, you clearly acknowledge that The Goodyear Tire & Rubber Company assumes no responsibility for any regulatory or tax consequences that arise from either the grant or exercise of the Options or the SARs, whether under U.S. or foreign law, rules, regulations or treaties.

15. Prior to the exercise of an Option or SAR, written notice must be given to the Company of your intent to exercise. The Company will then advise you whether or not you may exercise a Stock Option or SAR and upon receiving such advice you may then exercise the Stock Option or the SAR.

                                    X-10.1-8

                                  EXHIBIT 10.1
                                    PART III

                                 GRANT AGREEMENT
                             PERFORMANCE UNIT GRANT



[NAME AND ADDRESS OF GRANTEE]

Dear _____________________:

The Directors of The Goodyear Tire & Rubber Company (the "Company") desire to encourage and facilitate ownership of the Common Stock of the Company (the "Common Stock") by key employees and to provide for additional compensation based on the appreciation of the Common Stock, thereby providing incentive to promote the continued growth and success of the Company's business. Accordingly, the 1997 Performance Incentive Plan of The Goodyear Tire & Rubber Company was adopted effective April 14, 1997 (the "Plan"). A copy of the Plan is attached.

At the November 30, 1998 meeting of the Compensation Committee of the Board of Directors, you were awarded a Performance Unit Grant (each Unit equivalent in value to one share of Common Stock) as follows:

            Date of Grant                                    11-30-98
            Number of Units Granted
            Performance Period                1-1-99 through 12-31-01

The number of Performance Units specified above (the "Units") which you will earn at the end of the three-year Performance Period specified above (the "Performance Period") will be determined by and contingent upon the extent to which Performance Goals are achieved. The number of Units actually earned may be adjusted between 0 and 150% of the number of Units stated above, depending on the level of achievement of Performance Goals. Payment of the Units earned will be made as provided under the General Terms and Conditions. The Performance Measure, Performance Goals and Distribution Schedule for the Performance Period for your Performance Unit Grant are described at Annex A.







----------------------------------
The Goodyear Tire & Rubber Company
         November 30, 1998




Grant Agreement received and agreed to:


----------------------------------                  ---------------------
            Grantee                                          Date





                                    X-10.1-9

                                GRANT AGREEMENT
                                  (Continued)

GENERAL TERMS AND CONDITIONS

1. The Performance Unit Grant for the number of Units specified above is granted to you under, and governed by the terms and conditions of, the Plan and this Grant Agreement. Your execution and return of the enclosed copy of this Grant Agreement constitutes your agreement to, and acceptance of, all terms and conditions of the Plan and this Grant Agreement. You also agree that you have read and understand the provisions of the Plan, this Grant Agreement and Annex A.

2. All rights conferred upon you under the provisions of this Grant Agreement are personal to you and, no assignee, transferee or other successor in interest shall acquire any rights or interests whatsoever under this Grant Agreement, which is made exclusively for the benefit of you and the Company except by will or the laws of descent and distribution.

3. As further consideration for the Units granted to you hereunder, you must remain in the continuous employ of the Company or one or more of its subsidiaries until December 31, 2001, the end of the Performance Period. Any Units earned will be prorated in the event of your death, Retirement (defined as termination of employment at any age after 30 or more years, or at age 55 or older with at least 10 years of service with the Company and its subsidiaries) or Disability (defined as termination of employment while receiving benefits under a long-term disability income plan maintained by the Company or one of its subsidiaries) or layoff prior to completion of the Performance Period. Any proration is based on the last day you worked. Nothing contained herein shall restrict the right of the Company or any of its subsidiaries to terminate your employment at any time, with or without cause.

4. You will forfeit the right to receive any distribution or payment under this Grant if you enter into a relationship either as an employee, consultant, agent or in any manner whatsoever with an entity that sells products in competition with products sold by the Company and its subsidiaries within six months after the earlier of (1) the date you receive your distribution of Units earned or (2) the date you cease to be an employee of the Company or one of its subsidiaries.

5.     The number of Units earned will be paid as follows:

       (a) Each Unit earned will be valued at a dollar amount equal to the Fair Market Value of the Common Stock (as defined below) on December 31, 2001, (the "Unit Value").

       (b) The Company will pay to you an amount equal to 50% of the Unit Value multiplied by the total number of Units earned, less such withholding and payroll taxes as the Company shall determine to be necessary or appropriate, in cash in February of 2002; provided, however, that notwithstanding the foregoing, you may elect, by delivering a written notice of your election to the Company not later than December 31, 2000, to defer receipt of all or a specified whole percentage of the aforesaid 50% of Units earned until the Optional Deferral Date (as defined below), in which event the amount you elect to defer (which shall be equal to the product of UE x .5UV x PDE, where UE equals the number of Units earned, UV equals the Unit Value and PDE equals the percentage, expressed as a decimal, of the Units earned you elect to defer) will be credited in February of 2002 to an account maintained in the records of the Company (the "Optional Deferred Amount") and will be converted into Deferral Units. The number of Deferral Units will be determined by dividing the Optional Deferred Amount by the Fair Market Value of the Common Stock (as defined below) on December 31, 2001. The amount of such deferral will be reduced, if necessary, to pay such tax, payroll and other withholding obligations as the Company shall determine to be necessary or appropriate.

                                   X-10.1-10

       (c) The balance of the Unit Value of each Unit earned, which shall be equal to 50% of the Unit Value, shall be multiplied by the total number of Units earned (the "Mandatory Deferred Amount") and credited in February of 2002 to an account maintained in the records of the Company. The Mandatory Deferred Amount will be converted into Deferral Units (as defined below). The number of Deferral Units will be determined by dividing the Mandatory Deferred Amount by the Fair Market Value of the Common Stock (as defined below) on December 31, 2001. The amount of such deferral will be reduced, if necessary, to pay such tax, payroll and other withholding obligations as the Company shall determine to be necessary or appropriate.

       (d) Notwithstanding the foregoing, the Compensation Committee of the Board of Directors may, at its sole election, at any time and from time to time require that the payment of the entire, or any portion of, the Unit Value of any number of the Units earned shall be deferred until the Optional Deferral Date, or such later date as it shall deem appropriate, in order for the Company to conform to the requirements of Section 162(m) of the Internal Revenue Code (the "Required Deferral Amount"). Any Required Deferral Amount so deferred will be credited to an account maintained in the records of the Company and will be converted into Deferral Units, the number of which shall be determined by dividing each amount so deferred by the Fair Market Value of the Common Stock on the date of such deferral.

6. As used herein, the term: (1) "Deferral Unit" means an equivalent to a hypothetical share of the Common Stock; (2) "Fair Market Value of the Common Stock" means, in respect of any date on or as of which a determination thereof is being or to be made, the average of the high and low per share sale prices of the Common Stock on the New York Stock Exchange Composite Transactions Tape on such date or, if the Common Stock was not traded on such date, the next preceding day on which the Common Stock was traded on the New York Stock Exchange; (3) "Dividend Equivalent" means, with respect to each dividend payment date for the Common Stock, an amount equal to the cash dividend per share of Common Stock which is payable on such dividend payment date; (4) "Mandatory Deferral Date" means the earlier of (x) the tenth business day of the January next following the fifth anniversary of the last day of the Performance Period, or (y) the Optional Deferral Date; (5) "Mandatory Deferral Unit" means each Deferral Unit resulting from the Mandatory Deferral Amount, including Dividend Equivalents credited in respect thereof; (6) "Optional Deferral Date" means the later of (i) the first business day of the seventh month following the month during which you cease to be employed by the Company, or one of its subsidiary companies, for any reason (whether Retirement, Disability, death, layoff, voluntary termination or otherwise) or (ii) the tenth business day of the calendar year following the calendar year during which you ceased to be an employee of the Company, or one of its subsidiary companies, for any reason whatsoever; (7) "Optional Deferral Unit" means each Deferral Unit resulting from any Optional Deferred Amount or converted from a Mandatory Deferral Unit pursuant to Section 8 of this Grant Agreement, including Dividend Equivalents credited in respect thereof; and (8) "Required Deferral Unit" means each Deferral Unit resulting from any Required Deferred Amount, including Dividend Equivalents credited in respect thereof. All computations relating to Deferral Units, fractions of shares of Common Stock and Dividend Equivalents will be rounded, if necessary, to the fourth decimal place.

7. Each Deferral Unit will be credited with one Dividend Equivalent on each date on which cash dividends are paid on shares of the Common Stock (and each fraction of a Deferral Unit shall be credited with a like fraction of a Dividend Equivalent). Dividend Equivalents (and fractions thereof, if any) will be automatically translated into Deferral Units by dividing the dollar amount of such Dividend Equivalents by the Fair Market Value of the Common Stock on the date the relevant Dividend Equivalents are accrued to your account. The number of Deferral Units (and any fractions thereof) resulting will be credited to your account (in lieu of the dollar amount of such Dividend Equivalent) and shall continually be denominated in Deferral Units until converted for payment as provided in this Grant Agreement.

                                   X-10.1-11

8. The Mandatory Deferral Units credited to your account shall be automatically deferred until the Mandatory Deferral Date. If the Mandatory Deferral Date occurs before you cease to be an employee of the Company, or one of its subsidiary companies, you may elect, by delivering a written notice of your election to the Company not later than December 31, 2005, to defer receipt of all or a specified whole percentage of the Mandatory Deferral Units credited to your account until the Optional Deferral Date, whereupon such Mandatory Deferral Units will become Optional Deferral Units.

9. On the Mandatory Deferral Date, to the extent you have not elected to further defer payment of all or a portion of the Mandatory Deferral Units until the Optional Deferral Date in the manner provided above (and unless payment of all or a portion of your Mandatory Deferral Units have been further deferred until the Optional Deferral Date pursuant to the conversion thereof into Required Deferral Units), the whole Mandatory Deferral Units in your account will be converted, at your election (which election shall be made in writing on or before June 30, 2006), into (1) a like number of shares of the Common Stock, (2) a dollar amount determined by multiplying the number of Deferral Units credited to your account by the Fair Market Value of the Common Stock on the Mandatory Deferral Date, or (3) a combination of shares of the Common Stock and cash in accordance with your election (which shall be expressed as a percentage of the Deferral Units to be paid in shares of the Common Stock). In accordance with your election, within five business days following the Mandatory Deferral Date you will be paid (a) such number of shares of the Common Stock, (b) such amount of cash, or (c) the elected combination of shares of Common Stock and cash, the amounts of which shall be determined in accordance with the preceding sentence. If you did not make a timely election as to the form of payment, you will receive payment in shares of the Common Stock. Any fraction of a Deferral Unit will be paid to you on the relevant date in cash, the amount of which shall be calculated in the manner specified above.

10. If you have duly elected to receive payment of all or a specified percentage of your Deferral Units on the Optional Deferral Date (or if payment of any of the Deferral Units has been deferred until the Optional Deferral Date pursuant to the conversion thereof into Required Deferral Units), you may elect, at the time and in the manner specified below, to receive such Deferral Units in (1) a lump sum on the fifth business day following the Optional Deferral Date, or (2) in a series of not less than five (5) or more than ten (10) annual installments commencing on the fifth business day following the Optional Deferral Date, or
(3) a specified percentage of your Deferral Units on the fifth business day following the Optional Deferral Date and the balance of your Deferral Units in installments as specified in clause (2) of this sentence.

11. On the Optional Deferral Date (to the extent you have not elected to receive payment in installments), the whole Deferral Units then in your account (which have not been designated for payment in installments) will be converted at your election (which election shall be made in writing on or before the last day of the seventh month prior to the month during which the Optional Deferral Date occurs), into (1) a like number of shares of the Common Stock, or (2) a dollar amount determined by multiplying the number of whole Deferral Units credited to your account by the Fair Market Value of the Common Stock on the Optional Deferral Date, or (3) a combination of shares of the Common Stock and cash in accordance with your election (which shall be expressed as a percentage of the Deferral Units to be paid in shares of the Common Stock). In accordance with your election, within five business days following the Optional Deferral Date you will be paid (a) such number of shares of the Common Stock, (b) such amount of cash, or (c) the elected combination of shares of Common Stock and cash, the amounts of which shall be determined in accordance with the preceding sentence. If you did not make an election as to the form of payment on or before the required date, you will receive payment in shares of the Common Stock. Any fraction of a Deferral Unit will be paid to you on the relevant date in cash, the amount of which shall be calculated in the manner specified above.

                                   X-10.1-12

12. If you desire to receive payment of your Deferral Units or a portion thereof in annual installments, you may elect (by delivering to the Company a written notice of your election, which shall specify the number of annual installments, not later than December 31 of the calendar year which is two calendar years prior to the year during which the Optional Deferral Date occurs) to receive all, or a specified whole percentage of, the Deferral Units in your account (which would otherwise be scheduled for distribution on the Optional Deferral
Date) in not less than five (5) or more than ten (10) annual installments, payable commencing on the fifth business day following the Optional Deferral Date and thereafter on the fifth business day following each anniversary thereof until paid in full. You may also elect (in writing on or before the last day of the seventh month prior to the month during which the Optional Deferral Date occurs) to receive payment in shares of the Common Stock, cash or any combination of Common Stock and cash (expressed as a percentage of the Deferral Units to be paid in shares of the Common Stock). Each installment shall be in an amount equal to the total number of Deferral Units credited to your account on the Optional Deferral Date, or on the anniversary thereof which is the fifth business day prior to the date such installment is due and payable, as the case may be, divided by the number of annual installments remaining (including the annual installment then being calculated for payment) to be paid. In respect of each installment, the number of Deferral Units payable shall, in accordance with your election, be converted into (1) a like number of shares of the Common Stock, (2) a dollar amount determined by multiplying the number of whole Deferral Units credited to your account by the Fair Market Value of the Common Stock on the relevant anniversary of the Optional Deferral Date (or the Optional Deferral Date in the case of the first installment), or (3) the elected combination of shares of the Common Stock and cash, the amounts of which shall be determined in the manner specified above. Any fraction of Deferral Unit will be paid to you on the relevant date in cash, the amount of which shall be calculated in the manner specified above.

13. You will be required to satisfy all Federal, state and local tax and payroll withholding obligations, and any other withholding obligations, arising in respect of any distribution of shares of the Common Stock or cash to you. To the extent there is sufficient cash available, such withholding obligations will be deducted from your distribution. To the extent the amount of cash to be distributed is not sufficient to satisfy all withholding obligations, you will be required to pay such withholding obligations as a condition to your receipt of any distribution of shares of the Common Stock.

14. In the event of your death at any time prior to the Mandatory Deferral Date, your account balance will be paid in cash in a lump sum on the later of (a) the fifth business day following the Mandatory Deferral Date or (b) the fifth business day of the calendar year following the calendar year during which your date of death occurs. In the event of your death at any time following the Mandatory Deferral Date and prior to the distribution of your account, the entire balance of your account shall be paid in cash on the anniversary of the Mandatory Deferral Date next following your date of death.

15. In the event of any stock dividend, stock split, recapitalization, merger, split-up, spin-off or other change affecting the Common Stock of the Company, the Deferral Units in your account shall be adjusted in the same manner and proportion as the change to the Common Stock.

16. Any notice to you under this Grant Agreement shall be sufficient if in writing and if delivered to you or mailed by registered mail directed to you at the address on record in the Executive Compensation Department. Any notice to the Company under this Grant Agreement shall be sufficient in writing and if delivered to the Executive Compensation Department of the Company in Akron, Ohio, or mailed by registered mail directed to the Company for the attention of the Executive Compensation Department at 1144 East Market Street, Akron, Ohio 44316-0001. Either you or the Company may, by written notice, change the address.

                                   X-10.1-13

                                    ANNEX A


PERFORMANCE MEASURE

The Performance Measure is Cumulative Net Income Per Share. The Performance Goals are based on the Cumulative Net Income Per Share of Goodyear Common Stock during the period January 1, 1999 through December 31, 2001.


MINIMUM PERFORMANCE GOAL FOR PAYMENT

In order for there to be a distribution under this Grant, the Cumulative Net Income Per Share shall be at least $10.40 for the three-year period beginning January 1, 1999.


PERFORMANCE GOALS AND UNIT DISTRIBUTION SCHEDULE

Unit distributions are payable 50 percent in shares of the Company's Common Stock and 50 percent in cash, except as may be otherwise provided in, or as may be otherwise elected in accordance with, the Grant Agreement.

          CUMULATIVE NET INCOME                 UNIT DISTRIBUTION
                PER SHARE                      AS A PERCENTAGE OF
            1/1/99 - 12/31/01                     UNITS GRANTED
                $ 16.64                                 150%
                  16.07                                 140
                  15.52                                 130
                  14.97                                 120
                  14.42                                 110
                  13.87                                 100
                  13.18                                  90
                  12.83                                  85
                  12.49                                  80
                  11.80                                  70
                  11.11                                  60
                  10.40                                  50
                < 10.40                                   0




                                   X-10.1-14

                                  EXHIBIT 10.1
                                    PART IV


                       THE GOODYEAR TIRE & RUBBER COMPANY

                                 GRANT AGREEMENT
                             PERFORMANCE UNIT GRANT

(Name and Address of Grantee)

The Directors of The Goodyear Tire & Rubber Company (the "Company") desire to encourage high achievements by key employees and to provide for additional compensation based on the appreciation of the Common Stock, thereby providing incentive to promote the continued growth and success of the Company's business. Accordingly, the 1997 Performance Incentive Plan of The Goodyear Tire & Rubber Company was adopted effective April 14, 1997 (the "Plan"). A copy of the Plan is attached.

At their November 30, 1998 meeting, the Compensation Committee of the Board of Directors established pursuant to the Plan the Chairman's Performance Unit Award Plan for awarding Performance Unit Grants to selected key employees who have made a significant contribution to the Company or have exhibited high potential for future leadership. You have been awarded a Performance Unit Grant (each Unit equivalent in value to one share of Common Stock) as follows:

       Date of Grant                                              Date
       Number of Performance Units Granted             Number of Units
       Performance Period                                        Dates

The number of Performance Units specified above (the "Units") which you will earn at the end of the three-year Performance Period specified above (the "Performance Period") will be determined by and contingent upon the extent to which Performance Goals are achieved. The number of Units actually earned may be adjusted between 0 and 150% of the number of Units stated above, depending on the level of achievement of Performance Goals. Payment of the Units earned will be made as provided under the General Terms and Conditions. The Performance Measure, Performance Goals and Distribution Schedule for the Performance Period for your Performance Unit Grant are described at Annex A.

  The Goodyear Tire & Rubber Company
             Date

Grant Agreement received and agreed to:

---------------------------------------
            Grantee

Date:
     ----------------------------------


                                   X-10.1-15

                                GRANT AGREEMENT
                                  (Continued)


General Terms and Conditions

1. The Performance Unit Grant for the number of Units specified above is granted to you under, and governed by the terms and conditions of, the Plan and this Grant Agreement. Your execution and return of the enclosed copy of page one of this Grant Agreement constitutes your agreement to, and acceptance of, all terms and conditions of the Plan and this Grant Agreement. You also agree that you have read and understand the provisions of the Plan, this Grant Agreement and Annex A.

2. All rights conferred upon you under the provisions of this Grant Agreement are personal to you and no assignee, transferee or other successor in interest shall acquire any rights or interests whatsoever under this Grant Agreement, which is made exclusively for the benefit of you and the Company except by will or the laws of descent and distribution.

3. As further consideration for the Units granted to you hereunder, you must remain in the continuous employ of the Company or one or more of its subsidiaries until December 31, 2001, the end of the Performance Period. Any Units earned will be prorated in the event of your death, Retirement (as defined in the Plan) or Disability (as defined in the Plan) or layoff prior to completion of the Performance Period. Any proration is based on the last day you worked. Nothing contained herein shall restrict the right of the Company or any of its subsidiaries to terminate your employment at any time, with or without cause.

4. You will forfeit the right to receive any distribution or payment under this Grant if you enter into a relationship either as an employee, consultant, agent or in any manner whatsoever with an entity that sells products in competition with products sold by the Company and its subsidiaries within six months after the earlier of (1) the date you receive your distribution of Units earned or (2) the date you cease to be an employee of the Company or one of its subsidiaries.

5. The number of Units earned, determined at the end of the three-year period, will be paid in cash and shares of the Common Stock of the Company at the rate of 50 percent in cash and 50 percent in shares in February 2002 unless you elect to defer payment; provided, however, that the Committee may at any time determine that any units earned in respect of your grant shall be paid only in cash, in which event you will be so advised. Units, whether received immediately or deferred in whole or part, will be subject to withholding taxes as appropriate. Each Unit will be valued at a dollar amount equal to the Fair Market Value of the Common Stock (as defined below) on December 31, 2001 (the "Unit Value").

6. Any cash payment and certificates for shares of Common Stock of the Company paid will be deliverable to you or your agent, duly accredited to the satisfaction of the company, at the principal office of the Company in Akron, Ohio, or at such other place acceptable to the Company as may be designated by you.

7. You may elect, subject to the right of the Committee to require the payment of Units earned without any deferral, to defer receipt of all or a specified whole percentage of the aforesaid Units earned until the Optional Deferral Date (as defined below) by delivering a written notice of your election to the Company not later than December 31, 2000, in which event the amount you elect to defer (which shall be equal to the product of UE x UV x PDE, where UE equals the number of Units earned, UV equals the Unit Value and PDE equals the percentage, expressed as a decimal, of the Units earned you elect to defer) will be credited in February of 2002 to an account maintained in the records of the Company (the "Optional Deferred Amount") and will be converted into Deferral Units.

                                   X-10.1-16

The number of Deferral Units will be determined by dividing the Optional Deferred Amount by the Fair Market Value of the Common Stock (as defined below) on December 31, 2001. The amount of such deferral will be reduced, if necessary, to pay such tax, payroll and other withholding obligations as the Company shall determine to be necessary or appropriate.

8. Notwithstanding the foregoing, the Compensation Committee of the Board of Directors may, at its sole election, at any time and from time to time require that the payment of the entire, or any portion of the, Unit Value of any number of the Units earned shall be deferred until the Optional Deferral Date, or such later date as it shall deem appropriate, in order for the Company to conform to the requirements of Section 162(m) of the Internal Revenue Code (the "Required Deferral Amount"). Any Required Deferral Amount so deferred will be credited to an account maintained in the records of the Company and will be converted into Deferral Units, the number of which shall be determined by dividing each amount so deferred by the Fair Market Value of the Common Stock on the date of such deferral.

9 As used herein, the term: (1) "Deferral Unit" means an equivalent to a hypothetical share of the Common Stock; (2) "Fair Market Value of the Common Stock" means, in respect of any date on or as of which a determination thereof is being or to be made, the average of the high and low per share sale prices of the Common Stock on the New York Stock Exchange Composite Transactions Tape on such date or, if the Common Stock was not traded on such date, the next preceding day on which the Common Stock was traded on the New York Stock Exchange; (3) "Dividend Equivalent" means, with respect to each dividend payment date for the Common Stock, an amount equal to the cash dividend per share of Common Stock which is payable on such dividend payment date; (4) "Optional Deferral Date" means the later of (i) the first business day of the seventh month following the month during which you cease to be employed by the Company, or one of its subsidiary companies, for any reason (whether Retirement, Disability, death, layoff, voluntary termination or otherwise) or (ii) the tenth business day of the calendar year following the calendar year during which you ceased to be an employee of the Company, or one of its subsidiary companies, for any reason whatsoever; (5) "Optional Deferral Unit" means each Deferral Unit resulting from any Optional Deferred Amount, including Dividend Equivalents credited in respect thereof; and (6) "Required Deferral Unit" means each Deferral Unit resulting from any Required Deferred Amount, including Dividend Equivalents credited in respect thereof. All computations relating to Deferral Units, fractions of shares of Common Stock and Dividend Equivalents will be rounded, if necessary, to the fourth decimal place.

10. Each Deferral Unit will be credited with one Dividend Equivalent on each date on which cash dividends are paid on shares of the Common Stock (and each fraction of a Deferral Unit shall be credited with a like fraction of a Dividend Equivalent). Dividend Equivalents (and fractions thereof, if any) will be automatically translated into Deferral Units by dividing the dollar amount of such Dividend Equivalents by the Fair Market Value of the Common Stock on the date the relevant Dividend Equivalents are accrued to your account. The number of Deferral Units (and any fractions thereof) resulting will be credited to your account (in lieu of the dollar amount of such Dividend Equivalent) and shall continually be denominated in Deferral Units until converted for payment as provided in this Grant Agreement.

11. If you have duly elected to receive payment of all or a specified percentage of your Deferral Units on the Optional Deferral Date (or if payment of any of the Deferral Units has been deferred until the Optional Deferral Date pursuant to the conversion thereof into Required Deferral Units), you may elect, at the time and in the manner specified below, to receive such Deferral Units in (1) a lump sum on the fifth business day following the Optional Deferral Date, or (2) in a series of not less than five (5) or more than ten (10) annual installments commencing on the fifth business day following the Optional Deferral Date, or
(3) a specified percentage of your Deferral Units on the fifth business day following the Optional Deferral Date and the balance of your Deferral Units in installments as specified in clause (2) of this sentence.

                                   X-10.1-17

12. On the Optional Deferral Date (to the extent you have not elected to receive payment in installments), the whole Deferral Units then in your account (which have not been designated for payment in installments) will be converted at your election (which election shall be made in writing on or before the last day of the seventh month prior to the month during which the Optional Deferral Date occurs), into (1) a like number of shares of the Common Stock, or (2) a dollar amount determined by multiplying the number of whole Deferral Units credited to your account by the Fair Market Value of the Common Stock on the Optional Deferral Date, or (3) a combination of shares of the Common Stock and cash in accordance with your election (which shall be expressed as a percentage of the Deferral Units to be paid in shares of the Common Stock). In accordance with your election, within five business days following the Optional Deferral Date you will be paid (a) such number of shares of the Common Stock, (b) such amount of cash, or (c) the elected combination of shares of Common Stock and cash, the amounts of which shall be determined in accordance with the preceding sentence. If you did not make an election as to the form of payment on or before the required date, you will receive payment in shares of the Common Stock (unless the Committee elects to pay only in cash). Any fraction of a Deferral Unit will be paid to you on the relevant date in cash, the amount of which shall be calculated in the manner specified above.

13. If you desire to receive payment of your Deferral Units or a portion thereof in annual installments, you may elect (by delivering to the Company a written notice of your election, which shall specify the number of annual installments, not later than December 31 of the calendar year which is two calendar years prior to the year during which the Optional Deferral Date occurs) to receive all, or a specified whole percentage of, the Deferral Units in your account (which would otherwise be scheduled for distribution on the Optional Deferral
Date) in not less than five (5) or more than ten (10) annual installments, payable commencing on the fifth business day following the Optional Deferral Date and thereafter on the fifth business day following each anniversary thereof until paid in full. You may also elect (in writing on or before the last day of the seventh month prior to the month during which the Optional Deferral Date occurs) to receive payment in shares of the Common Stock, cash or any combination of Common Stock and cash (expressed as a percentage of the Deferral Units to be paid in shares of the Common Stock). Each installment shall be in an amount equal to the total number of Deferral Units credited to your account on the Optional Deferral Date, or on the anniversary thereof which is the fifth business day prior to the date such installment is due and payable, as the case may be, divided by the number of annual installments remaining (including the annual installment then being calculated for payment) to be paid. In respect of each installment, the number of Deferral Units payable shall, in accordance with your election, be converted into (1) a like number of shares of the Common Stock, (2) a dollar amount determined by multiplying the number of whole Deferral Units credited to your account by the Fair Market Value of the Common Stock on the relevant anniversary of the Optional Deferral Date (or the Optional Deferral Date in the case of the first installment), or (3) the elected combination of shares of the Common Stock and cash, the amounts of which shall be determined in the manner specified above (subject to the right of the Committee to require payment in cash). Any fraction of Deferral Unit will be paid to you on the relevant date in cash, the amount of which shall be calculated in the manner specified above.

14. You will be required to satisfy all Federal, state and local tax and payroll withholding obligations, and any other withholding obligations, arising in respect of any distribution of shares of the Common Stock or cash to you. To the extent there is sufficient cash available, such withholding obligations will be deducted from your distribution. To the extent the amount of cash to be distributed is not sufficient to satisfy all withholding obligations, you will be required to pay such withholding obligations as a condition to your receipt of any distribution of shares of the Common Stock.

15. In the event of any stock dividend, stock split, recapitalization, merger, split-up, spin-off or other change affecting the Common Stock of the Company, the Deferral Units in your account shall be adjusted in the same manner and proportion as the change to the Common Stock.

                                   X-10.1-18

16. Any notice to you under this Grant Agreement shall be sufficient if in writing and if delivered to you or mailed by registered mail directed to you at the address on record in the Executive Compensation Department. Any notice to the Company under this Grant Agreement shall be sufficient in writing and if delivered to the Executive Compensation Department of the Company in Akron, Ohio, or mailed by registered mail directed to the Company for the attention of the Executive Compensation Department at 1144 East Market Street, Akron, Ohio 44316-0001. Either you or the Company may, by written notice, change the address.

                                   X-10.1-19

                                    ANNEX A


PERFORMANCE MEASURE

The Performance Measure is Cumulative Net Income Per Share. The Performance Goals are based on the Cumulative Net Income Per Share of Goodyear Common Stock during the period January 1, 1999 through December 31, 2001.

MINIMUM PERFORMANCE GOAL FOR PAYMENT

In order for there to be a distribution under this Grant, the Cumulative Net Income Per Share shall be at least $10.40 for the three-year period beginning January 1, 1999.

PERFORMANCE GOALS AND UNIT DISTRIBUTION SCHEDULE

Unit distributions are payable 50 percent in shares of the Company's Common Stock and 50 percent in cash, except as may be otherwise provided in, or as may be otherwise elected in accordance with, the Grant Agreement.


           CUMULATIVE NET INCOME                       UNIT DISTRIBUTION
                 PER SHARE                            AS A PERCENTAGE OF
             1/1/99 - 12/31/01                           UNITS GRANTED
                 $ 16.64                                       150%
                   16.07                                       140
                   15.52                                       130
                   14.97                                       120
                   14.42                                       110
                   13.87                                       100
                   13.18                                        90
                   12.83                                        85
                   12.49                                        80
                   11.80                                        70
                   11.11                                        60
                   10.40                                        50
                 < 10.40                                         0



                                   X-10.1-20